Acquisition of OAPLT	12 Months Ended
Jun. 30, 2024
Acquisition of OAPLT [Abstract]
Acquisition of OAPLT
4.	Acquisition of OAPLT

As mentioned in Note 1, on November 29, 2022, we acquired 100% of the issued and outstanding shares of OAPLT. The Acquisition was accounted for as a purchase business combination in accordance with IFRS 3, Business Combinations, whereby the purchase price paid to effect the Acquisition was allocated to recognize the acquired assets and liabilities at fair value. The allocation of purchase price is as follows:

Purchase price	$132,988
Purchase price allocation at fair value:
Cash	2,055
Accounts payable and accrued liabilities	(11,446)
Other current liabilities	(6,990)
Goodwill	149,369
Total purchase price	$132,988

Goodwill consists primarily of intangible assets related to the know-how, design and merchandising of OAPLT’s brands that do not qualify for separate recognition in accordance with IFRS 3. At the time of the Acquisition, OAPLT had a relationship with a game developer, which relationship was a significant reason for making the Acquisition and for our determination of value of OAPLT’s brand. In December 2022, it became unclear how much of the work performed by the game developer, if any, we would be able to use in our game development, calling into question the value of the relationship with the game developer. As a result, there were uncertainties as to the future financial performance of OAPLT. Given these circumstances, we recorded an operating expense of $149,369 during the period November 29, 2022 to June 30, 2023 as an impairment of the goodwill asset.